UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 17, 2022 (May 16, 2022)

Date of Report (Date of the earliest event reported)

Bausch + Lomb Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-41380	98-1613662
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

520 Applewood Crescent

Vaughan, Ontario

Canada L4K 4B4

(Address of Principal Executive Offices)(Zip Code)

(905) 695-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BLCO	New York Stock Exchange, Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 16, 2022, in compliance with applicable Canadian securities laws, Bausch + Lomb Corporation (the “Company”) filed its financial statements for the quarter ended March 31, 2022. The Company also issued a press release announcing the publishing of its financial statements and certain other information.

The Company intends to file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 by June 20, 2022 (the first business day after 45 days from the date of effectiveness of the Company’s Registration Statement on Form S-1 (File No. 333-262148), as amended, filed in connection with the Company's recent initial public offering) in compliance with the U.S. Securities and Exchange Commission rules.

Copies of the financial statements and press release are attached as Exhibits 99.1 and 99.2 to this report, respectively, and are incorporated herein by reference.

The information in this Item 2.02, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Financial statements of Bausch + Lomb Corporation for the first quarter ended March 31, 2022

99.2	Press Release of Bausch + Lomb Corporation, respecting financial results for the first quarter ended March 31, 2022, dated May 16, 2022

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH + LOMB CORPORATION

By:	/s/ Sam A. Eldessouky
Name:	Sam A. Eldessouky
Title:	Executive Vice President, Chief Financial Officer

Date: May 17, 2022